ALLOWANCE FOR EXPECTED CREDIT LOSSES	12 Months Ended
Dec. 31, 2022
Disclosure of allowance for expected credit losses [Abstract]
ALLOWANCE FOR EXPECTED CREDIT LOSSES
NOTE 16: ALLOWANCE FOR EXPECTED CREDIT LOSSES
The calculation of the Group’s expected credit loss allowances and provisions against loan commitments and guarantees, which are set out in note 15, under IFRS 9 requires the Group to make a number of judgements, assumptions and estimates. The most significant are set out below:
Definition of default
The probability of default (PD) of an exposure, both over a 12-month period and over its lifetime, is a key input to the measurement of the ECL allowance. Default has occurred when there is evidence that the customer is experiencing significant financial difficulty which is likely to affect the ability to repay amounts due. The definition of default adopted by the Group is described in note 2(H) Impairment of financial assets. IFRS 9 contains a rebuttable presumption that default occurs no later than when a payment is 90 days past due which the Group now uses for all its products following changes to the definition of default for UK mortgages on 1 January 2022. In addition, other indicators of mortgage default were added including end-of-term payments on past due interest-only accounts and loans considered non-performing due to recent arrears or forbearance, aligning the definition of Stage 3 credit-impaired for IFRS 9 to the CRD IV prudential regulatory definition of default. This change in definition of default contributes to the £1.5 billion increase in Stage 3 UK mortgages during the period.
Lifetime of an exposure
A range of approaches, segmented by product type, has been adopted by the Group to estimate a product’s expected life. These include using the full contractual life and taking into account behavioural factors such as early repayments, extensions and refinancing. For non-revolving retail assets, the Group has assumed the expected life for each product to be the time taken for all significant losses to be observed. For revolving retail products, the Group has considered the losses beyond the contractual term over which the Group is exposed to credit risk. For commercial overdraft facilities, the average behavioural life has been used. Changes to the assumed expected lives of the Group’s assets could impact the ECL allowance recognised by the Group. The assessment of SICR and corresponding lifetime loss, and the PD, of a financial asset designated as Stage 2, or Stage 3, is dependent on its expected life.
Significant increase in credit risk
Performing assets are classified as either Stage 1 or Stage 2. An ECL allowance equivalent to 12 months’ expected losses is established against assets in Stage 1; assets classified as Stage 2 carry an ECL allowance equivalent to lifetime expected losses. Assets are transferred from Stage 1 to Stage 2 when there has been a significant increase in credit risk (SICR) since initial recognition. Credit-impaired assets are transferred to Stage 3 with a lifetime expected losses allowance. The Group uses both quantitative and qualitative indicators to determine whether there has been a SICR for an asset. For Retail, the following tables set out the retail master scale (RMS) grade triggers which result in a SICR for financial assets and the PD boundaries for each RMS grade.
SICR triggers for key Retail portfolios

Origination grade	1	2	3	4	5	6	7
Mortgages SICR grade	5	5	6	7	8	9	10
Credit cards, loans and overdrafts SICR grade	4	5	6	7	8	9	10

RMS grade	1	2	3	4	5	6	7	8	9	10	11	12	13	14
PD boundary %[1]	0.10	0.40	0.80	1.20	2.50	4.50	7.50	10.00	14.00	20.00	30.00	45.00	99.99	100.00
1    Probability-weighted annualised lifetime probability of default.
For Commercial a doubling of PD with a minimum increase in PD of 1 per cent and a resulting change in the underlying grade is treated as a SICR.
The Group uses the internal credit risk classification and watchlist as qualitative indicators to identify a SICR. The Group does not use the low credit risk exemption in its staging assessments. The use of a payment holiday in and of itself has not been judged to indicate a significant increase in credit risk, nor forbearance, with the underlying long-term credit risk deemed to be driven by economic conditions and captured through the use of forward-looking models. These portfolio level models are capturing the anticipated volume of increased defaults and therefore an appropriate assessment of staging and expected credit loss.
All financial assets are assumed to have suffered a SICR if they are more than 30 days past due; credit cards, loans and overdrafts financial assets are also assumed to have suffered a SICR if they are in arrears on three or more separate occasions in a rolling 12-month period. Financial assets are classified as credit-impaired if they are 90 days past due.
A Stage 3 asset that is no longer credit-impaired is transferred back to Stage 2 as no cure period is applied to Stage 3. UK mortgages is an exception to this rule where a probation period is enforced for non-performing, forborne and defaulted exposures in accordance with prudential regulation. If an exposure that is classified as Stage 2 no longer meets the SICR criteria, which in some cases capture customer behaviour in previous periods, it is moved back to Stage 1.
The setting of precise trigger points combined with risk indicators requires judgement. The use of different trigger points may have a material impact upon the size of the ECL allowance. The Group monitors the effectiveness of SICR criteria on an ongoing basis.
Generation of multiple economic scenarios
The estimate of expected credit losses is required to be based on an unbiased expectation of future economic scenarios. The approach used to generate the range of future economic scenarios depends on the methodology and judgements adopted. The Group’s approach is to start from a defined base case scenario, used for planning purposes, and to generate alternative economic scenarios around this base case. The base case scenario is a conditional forecast underpinned by a number of conditioning assumptions that reflect the Group’s best view of key future developments. If circumstances appear likely to materially deviate from the conditioning assumptions, then the base case scenario is updated.
The base case scenario is central to a range of future economic scenarios generated by simulation of an economic model, for which the same conditioning assumptions apply as in the base case scenario. These scenarios are ranked by using estimated relationships with industry-wide historical loss data. With the base case already pre-defined, three other scenarios are identified as averages of constituent scenarios located around the 15th, 75th and 95th percentiles of the distribution. The full distribution is therefore summarised by a practical number of scenarios to run through ECL models representing an upside, the base case, and a downside scenario weighted at 30 per cent each, together with a severe downside scenario weighted at 10 per cent. The scenario weights represent the distribution of economic scenarios and not subjective views on likelihood. The inclusion of a severe downside scenario with a smaller weighting ensures that the non-linearity of losses in the tail of the distribution is adequately captured. Macroeconomic projections may employ reversionary techniques to adjust the paths of economic drivers towards long-run equilibria after a reasonable forecast horizon. The Group does not use such techniques to force the MES scenarios to revert to the base case planning view. Utilising such techniques would be expected to be immaterial for expected credit losses since loss sensitivity is highest over the initial five years of the projections. Most assets are expected to have matured, or reached the end of their behavioural life before the five-year horizon.
A forum under the chairmanship of the Chief Economist meets at least quarterly to review and, if appropriate, recommend changes to the method by which economic scenarios are generated, for approval by the Chief Financial Officer and Chief Risk Officer. In June 2022, the Group judged it appropriate to include an adjusted severe downside scenario to incorporate a high CPI inflation and UK Bank Rate profiles and to adopt this adjusted severe downside scenario to calculate the Group's ECL. This is because the historic macroeconomic and loan loss data upon which the scenario model is calibrated imply an association of downside economic outcomes with easier monetary policy, and therefore low interest rates. The adjustment is considered to better reflect the risks around the Group’s base case view in an economic environment where supply shocks are the principal concern. The Group has continued to include a non-modelled severe downside scenario for Group ECL calculations for 31 December 2022 reporting.
Base case and MES economic assumptions
The Group’s base case economic scenario has been revised in light of the ongoing war in Ukraine, reversals in UK fiscal policy, and a continuing global shift towards a more restrictive monetary policy stance against a backdrop of elevated inflation pressures. The Group’s updated base case scenario has three conditioning assumptions: first, the war in Ukraine remains ‘local’, i.e. without overtly involving neighbouring countries, NATO or China; second, the UK labour market participation rate remains below pre-pandemic levels, impeding the economy’s supply capacity; and third, the Bank of England accommodates above-target inflation in the medium term, recognising the economic costs that might arise from a rapid return to the two per cent target.
Based on these assumptions and incorporating the economic data published in the fourth quarter, the Group’s base case scenario is for a contraction in economic activity and a rise in the unemployment rate alongside declines in residential and commercial property prices, following increases in UK Bank Rate in response to persistent inflationary pressures. Risks around this base case economic view lie in both directions and are largely captured by the generation of alternative economic scenarios.
The Group has accommodated the latest available information at the reporting date in defining its base case scenario and generating alternative economic scenarios. The scenarios include forecasts for key variables in the fourth quarter of 2022, for which actuals may have since emerged prior to publication.
Scenarios by year
The key UK economic assumptions made by the Group are shown in the following tables across a number of measures explained below.
Annual assumptions
Gross domestic product (GDP) and Consumer Price Index (CPI) inflation are presented as an annual change, house price growth and commercial real estate price growth are presented as the growth in the respective indices over each year. Unemployment rate and UK Bank Rate are averages over the year.
Five-year average
The five-year average reflects the average annual growth rate, or level, over the five-year period. It includes movements within the current reporting year, such that the position as of 31 December 2022 covers the five years 2022 to 2026. The inclusion of the reporting year within the five-year period reflects the need to predict variables which remain unpublished at the reporting date and recognises that credit models utilise both level and annual changes. The use of calendar years maintains a comparability between the annual assumptions presented.
Five-year start to peak and trough
The peak or trough for any metric may occur intra year and therefore not be identifiable from the annual assumptions, therefore they are also disclosed. For GDP, house price growth and commercial real estate price growth, the peak, or trough, reflects the highest, or lowest cumulative quarterly position reached relative to the start of the five-year period, which as of 31 December 2022 is 1 January 2022. Given these metrics may exhibit increases followed by greater falls, the start to trough movements quoted may be smaller than the equivalent ‘peak to trough’ movement (and vice versa for start to peak). Unemployment, UK Bank Rate and CPI Inflation reflect the highest, or lowest, quarterly level reached in the five-year period.

At 31 December 2022	2022%	2023%	2024%	2025%	2026%	2022 to 2026 average %	Start to peak[1] %	Start to trough[1] %
Upside
Gross domestic product	4.1	0.1	1.1	1.7	2.1	1.8	6.5	0.4
Unemployment rate	3.5	2.8	3.0	3.3	3.4	3.2	3.8	2.8
House price growth	2.4	(2.8)	6.5	9.0	8.0	4.5	24.8	(1.1)
Commercial real estate price growth	(9.4)	8.5	3.5	2.6	2.3	1.3	7.2	(9.4)
UK Bank Rate	1.94	4.95	4.98	4.63	4.58	4.22	5.39	0.75
CPI inflation	9.0	8.3	4.2	3.3	3.0	5.5	10.7	2.9
Base case
Gross domestic product	4.0	(1.2)	0.5	1.6	2.1	1.4	4.3	(1.1)
Unemployment rate	3.7	4.5	5.1	5.3	5.1	4.8	5.3	3.6
House price growth	2.0	(6.9)	(1.2)	2.9	4.4	0.2	6.4	(6.3)
Commercial real estate price growth	(11.8)	(3.3)	0.9	2.8	3.1	(1.8)	7.2	(14.8)
UK Bank Rate	1.94	4.00	3.38	3.00	3.00	3.06	4.00	0.75
CPI inflation	9.0	8.3	3.7	2.3	1.7	5.0	10.7	1.6
Downside
Gross domestic product	3.9	(3.0)	(0.5)	1.4	2.1	0.8	1.2	(3.6)
Unemployment rate	3.8	6.3	7.5	7.6	7.2	6.5	7.7	3.6
House price growth	1.6	(11.1)	(9.8)	(5.6)	(1.5)	(5.4)	6.4	(24.3)
Commercial real estate price growth	(13.9)	(15.0)	(3.7)	0.4	1.4	(6.4)	7.2	(29.6)
UK Bank Rate	1.94	2.93	1.39	0.98	1.04	1.65	3.62	0.75
CPI inflation	9.0	8.2	3.3	1.3	0.3	4.4	10.7	0.2
Severe downside
Gross domestic product	3.7	(5.2)	(1.0)	1.3	2.1	0.1	0.7	(6.4)
Unemployment rate	4.1	9.0	10.7	10.4	9.7	8.8	10.7	3.6
House price growth	1.1	(14.8)	(18.0)	(11.5)	(4.2)	(9.8)	6.4	(40.1)
Commercial real estate price growth	(17.3)	(28.8)	(9.9)	(1.3)	3.2	(11.6)	7.2	(47.8)
UK Bank Rate – modelled	1.94	1.41	0.20	0.13	0.14	0.76	3.50	0.12
UK Bank Rate – adjusted[2]	2.44	7.00	4.88	3.31	3.25	4.18	7.00	0.75
CPI inflation – modelled	9.0	8.2	2.6	(0.1)	(1.6)	3.6	10.7	(1.7)
CPI inflation – adjusted[2]	9.7	14.3	9.0	4.1	1.6	7.7	14.8	1.5
Probability-weighted
Gross domestic product	4.0	(1.8)	0.2	1.5	2.1	1.2	3.4	(1.8)
Unemployment rate	3.7	5.0	5.8	5.9	5.7	5.2	5.9	3.6
House price growth	1.9	(7.7)	(3.2)	0.7	2.9	(1.2)	6.4	(9.5)
Commercial real estate price growth	(12.3)	(5.8)	(0.8)	1.6	2.3	(3.1)	7.2	(18.6)
UK Bank Rate – modelled	1.94	3.70	2.94	2.59	2.60	2.76	3.89	0.75
UK Bank Rate – adjusted[2]	1.99	4.26	3.41	2.91	2.91	3.10	4.31	0.75
CPI inflation – modelled	9.0	8.3	3.6	2.1	1.4	4.9	10.7	1.3
CPI inflation – adjusted[2]	9.1	8.9	4.3	2.5	1.7	5.3	11.0	1.6
1Since the level of property prices peaked during 2022, peak to trough declines for house price growth and commercial real estate price growth are larger than the start to trough declines over the period shown.
2The adjustment to UK Bank Rate and CPI inflation in the severe downside is considered to better reflect the risks around the Group’s base case view in an economic environment where supply shocks are the principal concern.

Base case scenario by quarter[1] At 31 December 2022	First quarter 2022%	Second quarter 2022%	Third quarter 2022%	Fourth quarter 2022%	First quarter 2023%	Second quarter 2023%	Third quarter 2023%	Fourth quarter 2023%
Gross domestic product	0.6	0.1	(0.3)	(0.4)	(0.4)	(0.4)	(0.2)	(0.1)
Unemployment rate	3.7	3.8	3.6	3.7	4.0	4.4	4.7	4.9
House price growth	11.1	12.5	9.8	2.0	(3.0)	(8.4)	(9.8)	(6.9)
Commercial real estate price growth	18.0	18.0	8.4	(11.8)	(16.9)	(19.8)	(15.9)	(3.3)
UK Bank Rate	0.75	1.25	2.25	3.50	4.00	4.00	4.00	4.00
CPI inflation	6.2	9.2	10.0	10.7	10.0	8.9	8.0	6.1
1    Gross domestic product is presented quarter-on-quarter. House price growth, commercial real estate growth and CPI inflation are presented year-on-year, i.e. from the equivalent quarter in the previous year. Unemployment rate and UK Bank Rate are presented as at the end of each quarter.

At 31 December 2021	2021%	2022%	2023%	2024%	2025%	2021 to 2025 average %	Start to peak %	Start to trough %
Upside
Gross domestic product	7.1	4.0	1.4	1.3	1.4	3.0	12.6	(1.3)
Unemployment rate	4.4	3.3	3.4	3.5	3.7	3.7	4.9	3.2
House price growth	10.1	2.6	4.9	4.7	3.6	5.1	28.5	1.2
Commercial real estate price growth	12.4	5.8	0.7	1.0	(0.6)	3.7	20.9	0.8
UK Bank Rate	0.14	1.44	1.74	1.82	2.03	1.43	2.04	0.10
CPI inflation[1]	2.6	5.9	3.3	2.6	3.3	3.5	6.5	0.6
Base case
Gross domestic product	7.1	3.7	1.5	1.3	1.3	2.9	12.3	(1.3)
Unemployment rate	4.5	4.3	4.4	4.4	4.5	4.4	4.9	4.3
House price growth	9.8	0.0	0.0	0.5	0.7	2.1	11.0	1.2
Commercial real estate price growth	10.2	(2.2)	(1.9)	0.1	0.6	1.2	10.2	0.8
UK Bank Rate	0.14	0.81	1.00	1.06	1.25	0.85	1.25	0.10
CPI inflation[1]	2.6	5.9	3.0	1.6	2.0	3.0	6.5	0.6
Downside
Gross domestic product	7.1	3.4	1.3	1.1	1.2	2.8	11.4	(1.3)
Unemployment rate	4.7	5.6	5.9	5.8	5.7	5.6	6.0	4.3
House price growth	9.2	(4.9)	(7.8)	(6.6)	(4.7)	(3.1)	9.2	(14.8)
Commercial real estate price growth	8.6	(10.1)	(7.0)	(3.4)	(0.3)	(2.6)	8.6	(12.8)
UK Bank Rate	0.14	0.45	0.52	0.55	0.69	0.47	0.71	0.10
CPI inflation[1]	2.6	5.8	2.8	1.3	1.6	2.8	6.4	0.6
Severe downside
Gross domestic product	6.8	0.9	0.4	1.0	1.4	2.1	7.6	(1.3)
Unemployment rate	4.9	7.7	8.5	8.1	7.6	7.3	8.5	4.3
House price growth	9.1	(7.3)	(13.9)	(12.5)	(8.4)	(6.9)	9.1	(30.2)
Commercial real estate price growth	5.8	(19.6)	(12.1)	(5.3)	(0.5)	(6.8)	6.9	(30.0)
UK Bank Rate	0.14	0.04	0.06	0.08	0.09	0.08	0.25	0.02
CPI inflation[1]	2.6	5.8	2.3	0.5	0.9	2.4	6.5	0.4
Probability-weighted
Gross domestic product	7.0	3.4	1.3	1.2	1.3	2.8	11.6	(1.3)
Unemployment rate	4.6	4.7	5.0	5.0	4.9	4.8	5.0	4.3
House price growth	9.6	(1.4)	(2.3)	(1.7)	(1.0)	0.6	9.6	1.2
Commercial real estate price growth	9.9	(3.9)	(3.7)	(1.2)	(0.1)	0.1	9.9	(0.3)
UK Bank Rate	0.14	0.82	0.99	1.04	1.20	0.83	1.20	0.10
CPI inflation[1]	2.6	5.9	2.9	1.7	2.2	3.1	6.5	0.6
1    For 31 December 2021 scenarios, CPI numbers were translations of modelled Retail Price Index excluding mortgage interest payments (RPIX) estimates.

Base case scenario by quarter[1] At 31 December 2021	First quarter 2021%	Second quarter 2021%	Third quarter 2021%	Fourth quarter 2021%	First quarter 2022%	Second quarter 2022%	Third quarter 2022%	Fourth quarter 2022%
Gross domestic product	(1.3)	5.4	1.1	0.4	0.1	1.5	0.5	0.3
Unemployment rate	4.9	4.7	4.3	4.3	4.4	4.3	4.3	4.3
House price growth	6.5	8.7	7.4	9.8	8.4	6.1	3.2	0.0
Commercial real estate price growth	(2.9)	3.4	7.5	10.2	8.4	5.2	0.9	(2.2)
UK Bank Rate	0.10	0.10	0.10	0.25	0.50	0.75	1.00	1.00
CPI inflation	0.6	2.1	2.8	4.9	5.3	6.5	6.3	5.3
1    Gross domestic product is presented quarter-on-quarter. House price growth, commercial real estate growth and CPI inflation are presented year-on-year, i.e. from the equivalent quarter in the previous year. Unemployment rate and UK Bank Rate are presented as at the end of each quarter.
ECL sensitivity to economic assumptions
The table below shows the Group’s ECL for the probability-weighted, upside, base case, downside and severe downside scenarios, with the severe downside scenario incorporating adjustments made to CPI inflation and UK Bank Rate paths. The stage allocation for an asset is based on the overall scenario probability-weighted PD and hence the staging of assets is constant across all the scenarios. In each economic scenario the ECL for individual assessments and post-model adjustments is typically held constant reflecting the basis on which they are evaluated. For 31 December 2022, however, post-model adjustments in Commercial Banking have been apportioned across the scenarios to better reflect the sensitivity of these adjustments to each scenario. Judgements applied through changes to model inputs are reflected in the scenario ECL sensitivities. The probability-weighted view shows the extent to which a higher ECL allowance has been recognised to take account of multiple economic scenarios relative to the base case; the uplift being £668 million compared to £221 million at 31 December 2021.

	At 31 December 2022					At 31 December 2021[1]
	Probability- weighted £m	Upside £m	Base case £m	Downside £m	Severe downside £m	Probability- weighted £m	Upside £m	Base case £m	Downside £m	Severe downside £m
UK mortgages	1,209	514	790	1,434	3,874	837	637	723	967	1,386
Credit cards	763	596	727	828	1,180	521	442	500	569	672
Other Retail	1,016	907	992	1,056	1,290	825	760	811	863	950
Commercial Banking	1,807	1,434	1,618	1,953	3,059	1,416	1,281	1,343	1,486	1,833
Other	1	1	1	2	2	401	401	402	401	400
ECL allowance	4,796	3,452	4,128	5,273	9,405	4,000	3,521	3,779	4,286	5,241
1Reflects the new organisation structure, with Business Banking and Commercial Cards moving from Retail to Commercial Banking and Wealth from Other to Retail; comparatives have been presented on a consistent basis.
The table below shows the Group’s ECL for the upside, base case, downside and severe downside scenarios, with staging of assets based on each specific scenario probability of default. ECL applied through individual assessments and the majority of post-model adjustments are reported flat against each economic scenario, reflecting the basis on which they are evaluated. A probability-weighted scenario is not shown as this does not reflect the basis on which ECL is reported. Comparing the probability-weighted ECL in the table above to the base case ECL with base case scenario specific staging, as shown in the table below, results in an uplift of £791 million compared to £228 million at 31 December 2021.

	At 31 December 2022				At 31 December 2021[1]
	Upside £m	Base case £m	Downside £m	Severe downside £m	Upside £m	Base case £m	Downside £m	Severe downside £m
UK mortgages	469	734	1,344	7,848	636	722	973	1,448
Credit cards	563	719	842	1,320	434	500	583	707
Other Retail	886	984	1,059	1,450	754	808	868	973
Commercial Banking	1,403	1,567	2,046	4,672	1,278	1,342	1,500	2,085
Other	1	1	2	2	400	400	400	400
ECL allowance	3,322	4,005	5,293	15,292	3,502	3,772	4,324	5,613
1Reflects the new organisation structure, with Business Banking and Commercial Cards moving from Retail to Commercial Banking and Wealth from Other to Retail; comparatives have been presented on a consistent basis.
The impact of changes in the UK unemployment rate and House Price Index (HPI) have been assessed. Although such changes would not be observed in isolation, as economic indicators tend to be correlated in a coherent scenario, this gives insight into the sensitivity of the Group’s ECL to gradual changes in these two critical economic factors. The assessment has been made against the base case with the reported staging unchanged and is assessed through the direct impact on modelled ECL only, including management judgements applied through changes to model inputs. The change in univariate ECL sensitivity in the period is a result of the change in definition of default and associated model changes, and the deterioration in the base case on which the assessment has been performed.
The table below shows the impact on the Group’s ECL resulting from a 1 percentage point (pp) increase or decrease in the UK unemployment rate. The increase or decrease is presented based on the adjustment phased evenly over the first ten quarters of the base case scenario. An immediate increase or decrease would drive a more material ECL impact as it would be fully reflected in both 12-month and lifetime PDs.

	At 31 December 2022		At 31 December 2021[1]
	1pp increase in unemployment £m	1pp decrease in unemployment £m	1pp increase in unemployment £m	1pp decrease in unemployment £m
UK mortgages	26	(21)	23	(18)
Credit cards	41	(41)	20	(20)
Other Retail	25	(25)	14	(14)
Commercial Banking	99	(90)	49	(42)
Other	–	–	1	(1)
ECL impact	191	(177)	107	(95)
1Reflects the new organisation structure, with Business Banking and Commercial Cards moving from Retail to Commercial Banking and Wealth from Other to Retail; comparatives have been presented on a consistent basis.
The table below shows the impact on the Group’s ECL in respect of UK mortgages of an increase or decrease in loss given default for a 10 percentage point (pp) increase or decrease in the UK House Price Index (HPI). The increase or decrease is presented based on the adjustment phased evenly over the first ten quarters of the base case scenario.

	At 31 December 2022		At 31 December 2021
	10pp increase in HPI	10pp decrease in HPI	10pp increase in HPI	10pp decrease in HPI
ECL impact, £m	(225)	370	(112)	162
Individual assessments
Stage 3 ECL in Commercial Banking is largely assessed on an individual basis using bespoke assessment of loss for each specific client. These assessments are carried out by the Business Support Unit based on detailed reviews and expected recovery strategies. While these assessments are based on the Group’s latest economic view, the use of Group-wide multiple economic scenarios and weightings is not considered appropriate for these cases due to their individual characteristics. In place of this, a range of case-specific outcomes are considered with any alternative better or worse outcomes that carry a 25 per cent likelihood taken into account in establishing a probability-weighted ECL. At 31 December 2022, individually assessed provisions for Commercial Banking were £1,008 million (2021: £905 million) which reflected a range of £908 million to £1,140 million (2021: £741 million to £1,023 million), based on the range of alternative outcomes considered.
Application of judgement in adjustments to modelled ECL
Impairment models fall within the Group’s model risk framework with model monitoring, periodic validation and back testing performed on model components (i.e. probability of default, exposure at default and loss given default). Limitations in the Group’s impairment models or data inputs may be identified through the ongoing assessment and validation of the output of the models. In these circumstances, management make appropriate adjustments to the Group’s allowance for impairment losses to ensure that the overall provision adequately reflects all material risks. These adjustments are determined by considering the particular attributes of exposures which have not been adequately captured by the impairment models and range from changes to model inputs and parameters, at account level, through to more qualitative post-model adjustments.
Post-model adjustments are not typically calculated under each distinct economic scenario used to generate ECL, but on final modelled ECL. All adjustments are reviewed quarterly and are subject to internal review and challenge, including by the Audit Committee, to ensure that amounts are appropriately calculated and that there are specific release criteria identified.
The coronavirus pandemic and the various support measures resulted in an economic environment which differed significantly from the historical economic conditions upon which the impairment models had been built. As a result there was a greater need for management judgements to be applied alongside the use of models at 31 December 2021. During 2022 the direct impact of the pandemic on both economic and credit performance has reduced, resulting in the release of all material judgements required specifically to capture COVID-19 risks. Conversely, the intensifying inflationary pressures alongside rising interest rates within the Group’s outlook have created further risks not deemed to be fully captured by ECL models. This has required judgements to be added to capture affordability risks from inflationary and rising interest rate pressures. At 31 December 2022 management judgement resulted in additional ECL allowances totalling £330 million (2021: £1,278 million).
The table below analyses total ECL allowance by portfolio, separately identifying the amounts that have been modelled, those that have been individually assessed and those arising through the application of management judgement.

			Judgements due to:
	Modelled ECL £m	Individually assessed £m	COVID-19[1] £m	Inflationary risk £m	Other £m	Total ECL £m
At 31 December 2022
UK mortgages	946	–	–	49	214	1,209
Credit cards	698	–	–	93	(28)	763
Other Retail	903	–	1	53	59	1,016
Commercial Banking	910	1,008	–	–	(111)	1,807
Other	1	–	–	–	–	1
Total	3,458	1,008	1	195	134	4,796
At 31 December 2021
UK mortgages	292	–	67	52	426	837
Credit cards	436	–	94	–	(9)	521
Other Retail[2]	757	–	18	–	50	825
Commercial Banking[2]	331	905	194	–	(14)	1,416
Other[2]	1	–	400	–	–	401
Total	1,817	905	773	52	453	4,000
1    Judgements introduced to address the impact that COVID-19 and resulting interventions have had on the Group’s economic outlook and observed loss experience, which have required additional model limitations to be addressed.
2    Reflects the new organisation structure, with Business Banking and Commercial Cards moving from Retail to Commercial Banking and Wealth from Other to Retail; comparatives have been presented on a consistent basis.
Judgements due to COVID-19
In 2021 the Group’s ECL allowance included amounts arising from the application of management judgement to address the impact of COVID-19. These adjustments principally comprised of:
•UK mortgages: £52 million to allow for an increase in the time assumed between default and repossession as a result of the Group temporarily suspending the repossession of properties to support customers during the pandemic;
•Credit Cards, Other Retail and Business Banking: £134 million in relation to adjustments made for government support and subdued levels of consumer spending which were judged to have contributed to the reduced flow of accounts into default and to improved average credit scores across portfolios;
•Commercial Banking: £88 million in respect of adjustments to model inputs related to a reduction in the observed rate of UK corporate insolvencies. As anticipated, the rate of recoveries returned to pre-pandemic levels towards the end of 2021 and, with model outputs based on 12 months observed insolvency data, management believed the historically low levels of insolvencies seen during early 2021 did not reflect the underlying credit risk;
•Commercial Banking: £80 million additional judgement in sectors which were considered to face an elevated risk due to COVID-driven restrictions, inflation and interest rate pressures; and
•A £400 million adjustment in respect of the risk to the base case economic scenario conditioning assumptions The base case represents the Group’s most likely view, however management believed that in the context of the pandemic, the possibility that the conditioning assumptions were invalidated was firmly to the downside. In particular, the possibility that a future virus mutation had vaccine resistance leading to serious social and economic disruption. Such a possibility was outside of the Group’s methodology because it would invalidate one of the key assumptions behind the base case forecast. As such an adjustment was made to increase the Group's ECL allowances to reflect the increased downside risk and the potential for the severity of losses to stretch beyond the Group's severe scenario. As the adjustment was calculated centrally it was not allocated to specific portfolios. It was therefore allocated against Stage 1 assets given that the downside risks were largely considered to relate to non-defaulted exposures, the majority of which were in Stage 1. An indicative allocation to allow users to understand where the Group believed that the additional losses could arise was as follows: UK mortgages: c.£200 million, Credit cards and Other Retail:  c.£100 million, Commercial Banking c.£100 million.
Judgements due to inflationary risk
UK mortgages: £49 million (2021: £52 million)
These adjustments comprise:
Inflationary and interest rate pressures: £49 million (2021: £52 million)
There has been only modest evidence of credit deterioration in the UK mortgages portfolio through 2022 despite the high levels of inflation and the rising interest rate environment. Mortgage ECL models use bank base rate as a driver of predicted defaults and that has contributed to the elevated levels of ECL at 31 December 2022. However, there remains a potential risk to affordability from continued inflationary pressures combined with higher interest rates, and that this may not be fully captured by the Group’s ECL models. This risk is to customers maturing from low fixed rate deals, the building impact on variable rate holders and lower levels of real household income.
The level of risk is somewhat mitigated from stressed affordability assessments applied at loan origination which means most customers are anticipated to be able to absorb payment shocks. A judgemental uplift in ECL has therefore been taken in specific segments of the mortgages portfolio, either where inflation is expected to present a more material risk, or where segments within the model do not use bank base rate as a material driver of predicted defaults.
At 31 December 2021 additional judgemental ECL was taken in UK mortgages to recognise the heightened risk of interest rates increasing rapidly compared to the base case outlook. This judgement quantified incremental losses from adopting an alternative severe downside scenario with a 4 per cent interest rate peak. This judgement is no longer required given the Group’s base case outlook, and modelled ECL, now captures an equivalent interest rate view within the base case alongside an adjusted severe scenario with a 7 per cent interest rate peak.
Credit cards: £93 million (2021: £nil) and Other Retail: £53 million (2021: £nil)
These adjustments comprise:
Inflationary risk on Retail segments: Credit Cards: £93 million (2021: £nil) and Other Retail: £53 million (2021: £nil)
The Group’s ECL models for credit cards and personal loan portfolios use predictions of wage growth to account for future affordability stress. As rapidly increasing inflation erodes nominal wage growth, adjustments have been made to the econometric models to account for real, rather than nominal, income to produce adjusted predicted defaults. These adjustments include the specific risk to affordability from increased housing costs, not captured by CPI. As these adjustments are made within predicted default models, they are calculated under each economic scenario and impact the staging of assets through increased PDs.
Alongside these portfolio-wide adjustments management have also made an additional uplift to ECL for customers with lower income levels and higher indebtedness deemed most vulnerable to inflationary pressures and interest rate rises. Although this segment of customers has not exhibited any greater stress to date, uplifts have been applied to recognise continued inflation and interest rates pose a greater proportionate risk in future periods. Management believe that this is an appropriate way to account for the aggregate inflationary risk in these unsecured portfolios and will continue to monitor both actual economic and customer outcomes to ensure that this adjustment remains reasonable and appropriate.
Other judgements
UK mortgages: £214 million (2021: £426 million)
These adjustments principally comprise:
Increase in time to repossession: £118 million (2021: £87 million)
Due to the Group suspending mortgage litigation activity between late-2014 and mid-2018 due to policy changes for the treatment of arrears, and as collections strategy normalises post COVID-19 pandemic, the Group’s experience of possessions data on which our models rely on is limited. This reflects an adjustment made to allow for an increase in the time assumed between default and repossession.
Provision coverage is uplifted to the equivalent levels of those accounts already in repossession on an estimated shortfall of balances expected to flow to possession. A further adjustment is made to accounts which have been in default for more than 24 months, with an arrears balance increase in the last six months. These accounts have their probability of possession set to 70 per cent based on observed historical losses incurred on accounts that were of an equivalent status. The increase in the judgement reflects a lower modelled coverage that requires a larger adjustment to reach the required levels.
Asset recovery values: £69 million (2021: £21 million)
Due to low repossession volumes, sales data informing the estimated level of discount in the event of repossessions has been limited, impacting the ability to update model parameters. Despite these low volumes, since 2020 the observed asset recovery sale values have remained broadly the same on the limited volumes seen, however the indexed valuation within the model has shown an increasing trend due to HPI increases, therefore management consider it appropriate to uplift ECL to reflect expected recovery values.
Adjustment for specific segments: £25 million (2021: £54 million)
The Group monitors risks across specific segments of its portfolios which may not be fully captured through wider collective models. Judgemental increases applied to probability of default on forborne accounts (31 December 2021: £18 million) have been removed as models now include forborne accounts in Stage 3 assets. The judgement for fire safety and cladding uncertainty has reduced to £25 million (31 December 2021: £36 million). Though experience remains limited the risk is considered sufficiently material to address through judgement, given that there is evidence of assessed cases having defective cladding, or other fire safety issues, but this risk has reduced throughout the year.
Credit cards: £(28) million (2021: £(9) million) and Other Retail: £59 million (2021: £50 million)
These adjustments principally comprise:
Lifetime extension on revolving products: Credit cards: £82 million (2021: £41 million) and Other Retail: £14 million (2021: £5 million)
An adjustment is required to extend the lifetime used for Stage 2 exposures on Retail revolving products from a three year modelled lifetime, which reflected the outcome data available when the model was developed. Previously this was deemed to be six years by increasing default probabilities through the extrapolation of the default trajectory observed throughout the three years and beyond. During 2022, work was undertaken to reassess the expected lifetime for these assets, which concluded in an extension of the expected lifetime from six to ten years, resulting in an increase to this adjustment.
Adjustments to loss given defaults (LGDs): Credit cards: £(96) million (2021: £(37) million) and Other Retail: £13 million (2021: £24 million)
A number of adjustments have been made to the loss given default assumptions used within unsecured and motor credit models. These include judgements held previously, notably in relation to the alignment of MBNA credit card cure rates as collection strategies harmonise. Alongside this, new adjustments have also been raised to capture recent improvements in observed cure rates offset by updates to recovery cost assumptions. These adjustments will be released once incorporated into models through future recalibration which is pending model development.
Motor default suppression: Other Retail: £13 million (2021: £nil)
Used car prices have continued to rise through 2022 with lower actual defaults materialising than anticipated. Management consider it appropriate to uplift ECL to account for the risk that prices return back to more normalised levels.
Commercial Banking: £(111) million (2021: £(14) million)
These adjustments principally comprise:
Adjustments to loss given defaults (LGDs): £(105) million (2021: £(25) million)
The modelling approach for loss given default for commercial exposures has been reviewed. Management deem ECL should be adjusted to mitigate limitations identified in the approach which are causing loss given defaults to be inflated. These include the benefit from amortisation of exposures relative to collateral values at default and a move to an exposure-weighted approach being adopted. These temporary adjustments will be addressed through future model development.
Corporate insolvency rates: £(35) million (2021: £nil)
During 2022, the volume of UK corporate insolvencies showed an increasing trend to above December 2019 levels, revealing a marked dislocation between observed UK corporate insolvencies and the Group’s credit performance. This dislocation gives rise to uncertainty over the drivers of observed trends and the appropriateness of the Group’s Commercial Banking model response which uses observed UK corporate insolvencies data. Given the Group’s asset quality remains strong with very low new defaults, a negative adjustment was deemed appropriate by management to address potential overstatement of Commercial Banking ECL.